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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                     November 1, 2000 - November 30, 2000
                                       ------------------------------------

SETTLEMENT DATE:                      15-Dec-00
                                      -----------
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
A.       SERIES INFORMATION

         ADVANTA LEASING RECEIVABLES CORP. IV AND
         ADVANTA LEASING RECEIVABLES CORP. V
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1998-1

I.       SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)  Beginning Aggregate Contract Principal Balance  ("ACPB") ..........................................   $104,800,653.46
                                                                                                                     ---------------
         (b.)  Contract Principal Balance of all Collections allocable
               to Contracts .................................................................   $7,097,511.78
                                                                                              ---------------
         (c.)  Contract Principal Balance of Charged-Off Contracts ..........................     $286,647.35
                                                                                              ---------------
         (d.)  Total decline in Principal Balance ................................................................   $7,384,159.13
                                                                                                                     -------------

         (e.)  Ending Aggregate Contract Principal Balance of
                all Contracts as of this Settlement Date ....................................                       $97,416,494.33
                                                                                                                    --------------

               BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE
                    RELATED PAYMENT DATE
         (f.)  Class A Principal Balance as of this Settlement Date .........................                       $86,038,178.04
                                                                                                                    --------------
               (Class A Note Factor)..........   0.25977711
                                                 ----------
         (g1.) Class A-1 Principal Balance
                 (Note Factor)................   0.0000000                                     $     -
                                                 ----------                                   ---------------
         (g2.) Class A-2 Principal Balance
                 (Note Factor)................   0.0886220 .................................   $16,838,178.04
                                                 ----------                                   ---------------
         (g3.) Class A-3 Principal Balance
                   (Note Factor)                 1.0000000 ..................................  $23,300,000.00
                                                 ----------                                    --------------
         (g4.) Class A-4 Principal Balance
                  (Note Factor)                  1.0000000 ..................................  $45,900,000.00
                                                 ----------                                    --------------
         (h.)  Class B Principal Balance as of this Settlement Date.............................................     $1,853,305.65
                                                                                                                    --------------
               (Class B Note Factor)             0.0978617
                                                 ----------

         (i.)  Class C Principal Balance as of this Settlement Date ..............................................   $     -
                                                                                                                     -------------
               (Class C Note Factor)             0.0000000
                                                 ----------

         (l.)  Class D Principal Balance as of this Settlement Date ............................................     $9,525,010.64
                                                                                                                    --------------
               (Class D Note Factor)             0.6349878
                                                 ----------

II.      COMPLIANCE RATIOS

         (a.)  Aggregate Contract Balance Remaining ("CBR") of all
                Contracts as of the related Calculation Date ................................                      $104,394,859.67
                                                                                                                   ---------------
         (b1.) % of CBR 31 days or more delinquent as of the related
                    Calculation Date ........................................................                                5.35%
                                                                                                                   ---------------
         (b2.) Preceeding Month %:               Oct-00 .....................................                                5.09%
                                                 -------                                                           ---------------
         (b3.) 2nd Preceeding Month %:           Sep-00                                                                      6.70%
                                                 ------- ....................................                      ---------------
         (b4.) Three month rolling average % of CBR 31 days or more delinquent .................................             5.72%
                                                                                                                   ---------------


         (c.)  Does the three month rolling average % of CBR which are 31 days
                     or more delinquent exceed 10.5%? Y or N. ...............................                                  NO
                                                                                                                   ---------------
               (Amortization Period Only)
         (d.)  Cumulative Net Loss Percentage as of the related Collection
                Period ......................................................................                                2.83%
                                                                                                                   ---------------
         (d1.) Does the Cumulative Net Loss Percentage exceed
               4.0 % from the Beginning Period to and including 12th
                  Collection Period?  Y or N ................................................                                 N/A
                                                                                                                   ---------------
         (d2.) 5.5 % from 13th Collection Period to and including 24th
                Collection Period? Y or N ...................................................                                   NO
                                                                                                                   ---------------
         (d3.) 7.0 % from 25th Collection Period and thereafter ? Y or N ....................                                  N/A
               (If Yes to e1 or e2 or e3, then a Residual Event occurs)
                                                                                                                   ---------------
         (e1.) Residual Realization for the related Collection Period  > 100% (YES/NO) ......                                  YES
                                                                                                                   ---------------
         (e2.) Preceeding Month:                 Oct-00  > 100% (YES/NO) ....................                                  YES
                                                 -------                                                           ---------------
         (e3.) 2nd Preceeding Month:             Sep-00  > 100% (YES/NO) ....................                                  YES
                                                 -------                                                           ---------------
         (e4.) Three month rolling average Residual Realization Ratio  > 100% (YES/NO) ......                                  YES
                                                                                                                   ---------------
              (If less than 100%, then a Residual Event Occurs)


III.     FLOW OF FUNDS
               The amount of available funds on deposit in the Series
                 1998-1 Facility Account ....................................................                        $8,769,153.16
                                                                                                                   ---------------

         (1)   On the Payment Date which is also the Amortization
                     Date and each Payment Date thereafter

         (a.)  To the Servicer, Unrecoverable Servicer Advances .............................                                -
                                                                                                                     --------------
         (b.)  To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
               Servicing Income, if any .....................................................
                                                                                                                     --------------


               To Series 1998-1 Noteholders:

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         (c.)  To Class A, the total Class A Note Interest and Class A  Overdue Interest
                    for the related period ..................................................                           $457,171.16
                                                                                                                      -------------
                                 Interest on Class A-1 Notes ................................  $       -
                                                                                               -------------
                                 Interest on Class A-2 Notes ................................     $113,295.33
                                                                                               -------------
                                 Interest on Class A-3 Notes ................................     $115,140.83
                                                                                               -------------
                                 Interest on Class A-4 Notes ................................     $228,735.00
                                                                                               -------------
         (d.)  Interest on Class B Notes for the related period .............................                            $13,805.22
                                                                                                                      -------------
         (e.)  Interest on Class C Notes for the related period .............................                         $         -
                                                                                                                      -------------
         (f.)  To Series 1998-1 Noteholders:
               To Class A, the total Principal Payment and Class A
                   Overdue Principal, if any ................................................                          6,521,684.06
                                                                                                                      -------------
                                 Principal Payment to Class A-1 Noteholders .................        N/A
                                                                                               -------------
                                 Principal Payment to Class A-2 Noteholders .................   $6,521,684.06
                                                                                               -------------
                                 Principal Payment to Class A-3 Noteholders .................        N/A
                                                                                               -------------
                                 Principal Payment to Class A-4 Noteholders .................        N/A
                                                                                               -------------
               To Class B for Principal Payment and Overdue Principal, if any ...............................            862,475.07
                                                                                                                      -------------
               To Class C for Principal Payment and Overdue Principal, if any ...............................              -
                                                                                                                      -------------

         (g)   Overdue Principal (included in the Principal
                  Payments per above, if any):

               To Class A, total for Overdue Principal ......................................       N/A
                                                                                               -------------
                                 Overdue Principal to Class A-1          N/A
                                                                  -------------
                                 Overdue Principal to Class A-2          N/A
                                                                  -------------
                                 Overdue Principal to Class A-3          N/A
                                                                  -------------
                                 Overdue Principal to Class A-4          N/A
                                                                  -------------
               To Class B for Overdue Principal .............................................       N/A
                                                                                               -------------
               To Class C for Overdue Principal .............................................       N/A
                                                                                               -------------
         (h1.) Until the Reserve Account Funding Date:
               To the Reserve Account, the amount equal to the
                     Servicing Fee otherwise payable to ABS .................................                              N/A
                                                                                                                      -------------
         (h2.) After the Reserve Account Funding Date:
               To the Servicer, ABS, the Servicing Fee plus Ancillary
                    Servicing Income, if any ................................................                             87,333.88
                                                                                                                      -------------
         (i.)  To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to
               the Required Reserve Amount for such Payment Date ............................                              N/A
                                                                                                                      -------------
         (j.)  Upon the occurrence of a Residual Event the lesser of:

         (j1.) (A) the Available Funds remaining on deposit in the Facility
                    Account and .............................................................        N/A
         (j2.) (B) the aggregate amount of Residual Receipts                                   -------------
                    included in Available Funds .............................................        N/A
                                                                                               -------------
         (j3.) To be deposited to the Residual Account ......................................                             N/A

                                                                                                                      -------------
         (k.)  To Class D Noteholders for Principal Payment .................................                              -
                                                                                                                      -------------
         (l.)  To Class D Noteholders for Overdue Principal, if any .........................                             N/A
                                                                                                                      -------------
         (3)   To ABS, the Servicing Fee previously due, but deposited
                    to the Reserve Account ..................................................                         $    -
                                                                                                                      -------------
         (4)   To the Trustee to Fund the Servicer Conversion Expense Account ...............
                                                                                                                      -------------
         (5)   To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit
                    in the Facility Account .................................................                           $826,683.77
                                                                                                                      -------------
IV.      SERVICER ADVANCES

         (a.)  Aggregate amount of Servicer Advances at the beginning
                    of the related Collection Period ........................................                          1,712,708.14
                                                                                                                      -------------
         (b.)  Servicer Advances reimbursed during the related Collection Period ............                             53,011.64
                                                                                                                      -------------
         (c.)  Amount of unreimbursed Servicer Advances to be reimbursed on the
               Settlement Date ..............................................................                                -
                                                                                                                      -------------
         (d.)  Servicer Advances made during the related Collection Period ..................                            161,731.48
                                                                                                                      -------------
         (e.)  Aggregate amount of Servicer Advances at the end of the
               Collection Period ............................................................                         $1,821,427.98
                                                                                                                      -------------

V.       RESERVE ACCOUNT
         (a.)  Amount on deposit at the beginning of the related Collection Period ..........                         $3,600,000.00
                                                                                                                      -------------

         (b.)  Amounts used to cover shortfalls, if any,  for the related
                 Collection Period ..........................................................                         $     -
                                                                                                                      -------------
         (c.)  Amounts transferred from the Facility Account, if applicable .................                         $     -
                                                                                                                      -------------
         (d.)  Interest earned on Reserve Balance ...........................................                            $18,783.99
                                                                                                                      -------------
         (e.)  Reserve Account Ending Balance before calculating Required
                  Reserve Amount ............................................................                         $3,618,783.99
                                                                                                                      -------------

                                                                                                                      -------------
         (f.)  Required Reserve Amount needed as of the related Collection
                 Period .....................................................................                         $     -
                                                                                                                      -------------
         (g1.) If (f) is greater than (e), then amount of shortfall .........................                                  0.00
                                                                                                                      -------------
         (g2.) If (e) is greater than (f), then excess amount to be transferred
                 to the Series Obligors .....................................................                          3,618,783.99
                                                                                                                      -------------

         (h.)  Amounts on deposit as of this Settlement Date (e minus g2) ...................                         $     -
                                                                                                                      -------------

VI.      RESIDUAL ACCOUNT
         (a.)  Amount on deposit at the beginning of the related Collection
                     Period .................................................................                                  0.00
                                                                                                                      -------------
         (b.)  Amounts transferred from the Facility Account ................................                                  0.00
                                                                                                                      -------------
         (c.)  Amounts used to cover shortfalls for the related Collection
                    Period ..................................................................                                  0.00
                                                                                                                      -------------
         (d.)  Amount on deposit as of this Settlement Date .................................                                  0.00
                                                                                                                      -------------
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VII.     ADDITIONAL PROPERTY FUNDING ACCOUNT
         (a.)  Amount on deposit at the beginning of the
               related Collection Period ....................................................                                  0.00
                                                                                                                      -------------
         (b.)  Amounts transferred from the Facility Account ................................                                  0.00
                                                                                                                      -------------
         (c.)  Amounts transferred to the Series Obligors ...................................                                  0.00
                                                                                                                      -------------
         (d.)  Amount on deposit as of this Settlement Date .................................                                  0.00
                                                                                                                      -------------


VIII.    ADVANCE PAYMENTS
         (a.)  Beginning aggregate Advance Payments .........................................                         $1,943,114.94
                                                                                                                      -------------
         (b.)  Amount of Advance Payments collected during the related
                 Collection Period ..........................................................                         $1,020,145.06
                                                                                                                      -------------
         (c.)  Investment earnings for the related Collection Period ........................                            $11,785.13
                                                                                                                         ----------
         (d.)  Amount of Advance Payments withdrawn for deposit into
                    Facility Account ........................................................                         $1,388,179.86
                                                                                                                      -------------
         (e.)  Ending aggregate Advance Payments ............................................                         $1,586,865.27
                                                                                                                      -------------
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ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

BY:                 /s/ John Paris
                    -------------------------

TITLE:              SR VP
                    -------------------------

DATE:               12/12/00
                    --------------------------







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